Commitments and Contingencies	12 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
Commitments and Contingencies

(25) Commitments and Contingencies

Lease commitments

The Group has entered into operating lease agreements for certain offices. Future minimum lease payments under non-cancellable operating leases with initial terms more than one year are included in Note 13.

The total future payments for property management fee related to the non-cancellable operating leases with initial terms in excess of one year as of June 30,2026 is as following:

Lease Commitment
RMB
Within 1 year	313
2-5 years	249
Total	562

Contingencies

The US dollar amounts in this sub-section are not expressed in thousands.

The Group is involved in disputes and legal or administrative proceedings in the ordinary course of its business.

The Group is currently involved in a material arbitration proceeding initiated by GEM Global Yield LLC SCS and GEM Yield Bahamas Limited (collectively, “Claimants”) before the International Centre for Dispute Resolution (ICDR). The Claimants seek damages relating to a Share Purchase Agreement, and other supplemental agreements, all dated April 16, 2024 (the “GEM Agreements”) between us and Claimants, which contemplated a potential equity investment of up to US$1 billion.

The GEM Agreements were negotiated by Mr. Peh Chin Hua, the Group former Chairman of the board of directors of the Company (the “Board”) (“Former Chairman”), and Mr. Chan Michael Ewe Teik, a third-party intermediary nominated by the Former Chairman, and executed on the Company’s behalf by the Former Chairman.

In around August 2024, through an internal investigation, the Board came to suspect that the Former Chairman, Singapore White Group Pte. Ltd. (“White Group”), an entity controlled by the Former Chairman, and Mr. Chan may have engaged in a fraudulent scheme that defraud the Company through a series of complex transactions, including the GEM Agreement. The investigation revealed that the Former Chairman may have withheld material information from the Board regarding GEM Agreements and White Group Agreement. In September 2024, the Board considered that the GEM Agreements shall be void due to fraud and resolved to terminate all proposed transactions and cooperation with the Former Chairman and White Group.

Consequently, on July 29, 2025, Claimants filed an arbitration with the ICDR against us concerning the GEM Agreements. The Group filed Answer to the Notice of Arbitration on September 4, 2025, denying all allegations asserted by the Claimants. Pursuant to procedural orders issued by the Sole Arbitrator, the Sole Arbitrator directed the Company to provide partial security for claims in the sum of US$13.5 million either by way of an irrevocable bank guarantee or a cash deposit into escrow arrangement, by November 2026. This security order is procedural and does not constitute a finding of liability against the Company. The parties are currently engaged in the document production and discovery phase of the arbitration, with the evidential hearing scheduled to take place in March 2027. The Company’s management continues to consult with external legal counsel regarding this arbitration and the security order. The arbitration is ongoing, and the final outcome and its associated financial impact on the Company cannot be determined with certainty at this time.

In accordance with applicable accounting standards (ASC 450, Contingencies), the Group has not accrued any loss contingency for this matter because a loss is not considered probable, and the amount of any potential loss cannot be reasonably estimated at this time. Accordingly, the Group has recorded no provision for this contingency in these financial statements.